EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that the Quarterly Report on Form 10-Q of USANA Health Sciences, Inc. for the quarter ended July 4, 2009 as filed August 11, 2009 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of USANA Health Sciences, Inc.

Date:	August 11, 2009	/s/ Jeffrey A. Yates
Jeffrey A. Yates
Chief Financial Officer
(Principal Accounting and Financial Officer)